AMENDMENT NO. 6

TO THE

SECOND AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, AX, C, CX, INVESTOR CLASS, R AND RX SHARES

(REIMBURSEMENT)

The Second Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2015, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, effective February 18, 2021, as follows:

WHEREAS, the parties desire to amend the Plan to remove Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund, Invesco Balanced-Risk Retirement 2050 Fund and Invesco Balanced-Risk Retirement Now Fund, series portfolios of AIM Growth Series (Invesco Growth Series);

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

Reimbursement Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco American Franchise Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Equally-Weighted S & P 500 Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Equity and Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Growth and Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco S & P 500 Index Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Short Duration High Yield Municipal Fund	Class A	0.25%	0.25%	0.25%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco Diversified Dividend Fund	Investor Class	0.25%	0.25%	0.25	%p

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco Convertible Securities Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Small Cap Growth Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25	%p

Invesco Quality Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco European Growth Fund	Investor Class	0.25%	0.25%	0.25	%p

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco Discovery Mid Cap Growth Fund	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Global Infrastructure Fund	Class A	0.25%	0.25%	0.25%

Invesco Multi-Asset Income Fund	Class A	0.25%	0.25%	0.25%

Invesco Pacific Growth Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco Corporate Bond Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco High Yield Fund	Investor Class	0.25%	0.25%	0.25	%p

Invesco Government Money Market Fund	Class AX	0.15%	0.15%	0.15%
	Class C	0.75%	0.25%	1.00%
	Class CX	0.65%	0.25%	0.90%

Invesco Income Fund	Investor Class	0.25%	0.25%	0.25	%p

Invesco Real Estate Fund	Class A	0.25%	0.25%	0.25%
	Investor Class	0.25%	0.25%	0.25	%p

Invesco Short Term Bond Fund	Class A	0.25%	0.25%	0.25%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco American Value Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Comstock Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Dividend Income Fund	Class A	0.25%	0.25%	0.25%

Invesco Small Cap Value Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Technology Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25	%p

Invesco Value Opportunities Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco High Yield Municipal Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Intermediate Term Municipal Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Municipal Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25%

Invesco Pennsylvania Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Rochester® New York Municipals Fund	Class C	0.75%	0.25%	1.00%

Notes

*	Distribution Amounts may also include Asset Based Sales Charges.
p	IDI may not be reimbursed for overhead expenses (overhead expenses defined as customary overhead not including the costs of IDI’s personnel whose primary responsibilities involve marketing the Funds).

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